SUMMARY OF PRINCIPAL ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
SUMMARY OF PRINCIPAL ACCOUNTING POLICIES
Basis of presentation	(a) Basis of presentation The consolidated financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Basis of consolidation

(b)      Basis of consolidation

           The consolidated financial statements include the financial statements of the Company and its subsidiaries in which it has a controlling financial interest. A controlling financial interest is typically determined when a company holds a majority of the voting equity interest in an entity. The Company evaluates each of its interest in private companies to determine whether or not the investee is a variable interest entity ("VIE"). If the Company demonstrates it both has (i) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and (ii) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE, then the entity is consolidated. All intercompany balances and transactions between the Company and its subsidiaries have been eliminated in consolidation.

Use of estimates

(c)       Use of estimates

           The preparation of consolidated financial statements in conformity with U.S. GAAP requires the Company to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant accounting estimates reflected in the Company's consolidated financial statements include revenue recognition for sales of solar power projects, EPC services and development services accounted for under the percentage-of-completion method, allowance for doubtful accounts receivable and advances to suppliers, valuation of inventories and provision for firm purchase commitments, provision for contingent liability, impairment of long-lived assets and project assets, the estimated useful lives of long-lived assets, determination of assets retirement obligation ("ARO"), accrual for warranty and the recognition of the benefit from the purchased warranty insurance, fair value estimate of financial instruments including warrants and other types of derivative, accrual for uncertain tax positions, tax valuation allowances, applying acquisition method of accounting to business acquisitions and the grant-date fair value of share-based compensation awards and related forfeiture rates.

Cash and cash equivalents and restricted cash

(d)      Cash and cash equivalents and restricted cash

           Cash and cash equivalents are stated at cost, which approximates fair value. Cash and cash equivalents consist of cash on hand and demand deposits, which are unrestricted as to withdrawal and use, and have original maturities of three months or less when acquired.

           Restricted cash represents amounts held by banks, which are not available for the Company's general use, as security for issuance of letters of credit, short term notes payable and bank borrowings. Upon maturity of the letters of credit, repayment of short-term notes payable or bank borrowings which generally occur within one year, the deposits are released by the bank and become available for general use by the Company.

Accounts receivable, unbilled

(e)       Accounts receivable, unbilled

           Accounts receivable, unbilled represents revenue that has been recognized in advance of billing the customer. The Company uses the percentage-of-completion method to recognize revenue from EPC services, development services and sales of solar power projects when all relevant revenue recognition criteria have been met. Under this accounting method, revenue may be recognized in advance of billing the customer, which results in the recording of accounts receivable, unbilled. Once the Company meets the billing criteria under such contract, it bills the customer and reclassifies the unbilled balance to accounts receivable trade. Billing requirements vary by contract, but are generally structured around completion of certain construction milestones.

Allowance for doubtful receivables

(f)       Allowance for doubtful receivables

           The Company began purchasing insurance from China Export & Credit Insurance Corporation ("Sinosure") since 2009 for certain of its accounts receivable trade in order to reduce its exposure to bad debt loss. The Company provides an allowance for accounts receivable trade using primarily a specific identification methodology. An allowance is recorded based on the likelihood of collection from the specific customer regardless whether such account is covered by Sinosure. At the time the claim is made to Sinosure, the Company records a receivable from Sinosure equal to the expected recovery up to the amount of the specific allowance. The Company had recorded a receivable from Sinosure in prepaid expenses and other current assets of $452, $643 and $442 as of December 31, 2013, 2014 and 2015, respectively and a corresponding reduction in bad debt expense.

Advances to suppliers

(g)      Advances to suppliers

           The Company makes prepayments to certain suppliers and such amounts are recorded in advances to suppliers in the consolidated balance sheets. Advances to suppliers expected to be utilized within twelve months as of each balance sheet date are recorded as current assets and the portion expected to be utilized after twelve months are classified as non-current assets in the consolidated balance sheets.

Inventories

(h)      Inventories

           Inventories are stated at the lower of cost or market. Cost is determined by the weighted-average method. Cost of inventories consists of direct materials and, where applicable, direct labor costs, tolling costs and those overhead costs that have been incurred in bringing the inventories to their present location and condition.

           Adjustments are recorded to write down the cost of obsolete and excess inventories to the estimated market value based on historical and forecast demand.

           The Company outsources portions of its manufacturing process. These outsourcing arrangements may or may not include transfer of title of the raw materials inventory to third-party manufacturers. Such raw materials are recorded as raw materials inventory when purchased from suppliers. For those outsourcing arrangements in which the title is not transferred, the Company maintains such inventory on the Company's consolidated balance sheets as raw materials inventory while it is in physical possession of the third-party manufacturer. Upon receipt, processed inventory is reclassified to work-in-process inventory and a processing fee is paid to the third-party manufacturer.

           For those outsourcing arrangements, characterized as sales, in which title (including risk of loss) is transferred to the third-party manufacturer, the Company is constructively obligated, through raw materials sales agreements and processed inventory purchase agreements, which have been entered into with the third-party manufacturer simultaneously, to repurchase the inventory once processed. In this case, the raw materials remain classified as raw material inventory while in physical possession of the third-party manufacturer and cash is received, which is classified as "advances from customers" on the consolidated balance sheets and not as revenue or deferred revenue. Cash payments for outsourcing arrangements, which require prepayments for repurchase of the processed inventory, are classified as "advances to suppliers" on the consolidated balance sheets. There is no right of offset for these arrangements and accordingly, "advances from customers" and "advances to suppliers" remain on the consolidated balance sheets until the processed inventory is repurchased.

           On occasion, the Company enters into firm purchase commitments to acquire materials from its suppliers. A firm purchase commitment represents an agreement that specifies all significant terms, including the price and timing of the transactions, and includes a disincentive for non-performance that is sufficiently large to make performance probable. This disincentive is generally in the form of a take-or-pay provision, which requires the Company to pay for committed volumes regardless of whether the Company actually acquires the materials. The Company evaluates these agreements and records a loss, if any, on firm purchase commitments using the same lower of cost or market approach as that used to value inventory. The Company records the expected loss only as it relates to the succeeding year, as it is unable to reasonably estimate future market prices beyond one year, in cost of revenues in the consolidated statements of operations.

Project assets

(i)       Project assets

           Project assets consist primarily of capitalized costs relating to solar power projects in various stages of development prior to the intended sale of the solar power projects to a third party. These costs include certain acquisition costs, land costs and costs for developing and constructing a solar power system. Development costs can include legal, consulting, permitting, and other similar costs. Construction costs can include execution of field construction, installation of solar equipment, solar modules and related equipment. Interest costs incurred on debt during the construction phase and all deferred financing costs amortized during the construction phase are also capitalized within project assets.

           Solar power projects are preliminarily classified as solar power systems unless the Company has intention to sell them to third parties. In that case, they will be classified as project assets on the balance sheets. During the development phase, these solar power projects are accounted for in accordance with the recognition, initial measurement and subsequent measurement subtopics of ASC 970-360, as they are considered in substance real estates. The costs to construct solar power systems are presented as investing activities in the consolidated statement of cash flows. While the solar power projects are in the development phase, they are generally classified as non-current assets, unless it is anticipated that construction will be completed and the sale will occur within one year.

           Once the development of the solar power projects is substantially complete and the projects reach Commercial Operation Date ("COD"), appropriateness of the classification of the project assets is assessed based on the circumstances at that time. Solar power projects that the Company intends to sell to third parties are transferred from solar power systems to project assets during the period. Solar power projects that the Company intends to hold and operate to generate electricity income are still classified as solar power systems. In 2015, the Company reclassified $111.3 million solar power systems to project assets – current on the balance sheets.

           Project assets are classified as current assets on the consolidated balance sheets when the criteria in ASC 360-10-45-9 are met.

           The Company reviews project assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company considers a project commercially viable or recoverable if it is anticipated to be sold for a profit once it is either fully developed or fully constructed. The Company considers a partially developed or partially constructed project commercially viable or recoverable if the anticipated selling price is higher than the carrying value of the related project assets. The Company examines a number of factors to determine if the project will be recoverable, the most notable of which include whether there are any changes in environmental, ecological, permitting, market pricing or regulatory conditions that impact the project. Such changes could cause the costs of the project to increase or the selling price of the project to decrease. If a project is not considered recoverable, the Company impairs the respective project assets and adjusts the carrying value to the estimated recoverable amount, with the resulting impairment recorded within operations.

           The cash flows associated with the acquisition, construction, and sale of projects assets are classified as operating activities in the consolidated statements of cash flows. Project assets are often held in separate legal entities which are formed for the special purpose of constructing the project assets, which the Company refers to as "project companies". The Company consolidates project companies as described in note (b) above. The cash paid to the non-controlling interest in connection with disposal of such project companies was recorded as a financing activity in the consolidated statement of cash flows.

           The Company does not depreciate the project assets when they are considered held for sale. Any revenue generated from a solar power system connected to the grid would be considered incidental revenue and accounted for as a reduction of the capitalized project costs for development. If circumstances change, and the Company will begin to operate the project assets for the purpose of generating income from the sale of electricity, the project assets will be reclassified to solar power systems. In 2015, the Company determined to expand its business model to both building and selling and building and operating certain projects. As a result, project assets amounted $347.2 million were reclassified to solar power systems (see Note 8).

Business combination

(j)       Business combination

           Business combinations are recorded using the acquisition method of accounting and, accordingly, the acquired assets and liabilities are recorded at their fair market value at the date of acquisition. Any excess of acquisition cost over the fair value of the acquired assets and liabilities, including identifiable intangible assets, is recorded as goodwill. The Company charges acquisition related costs that are not part of the purchase price consideration to general and administrative expenses as they are incurred. These costs typically include transaction and integration costs, such as legal, accounting, and other professional fees.

Assets acquisition

(k)      Assets acquisition

           When the Company acquires other entities, if the assets acquired and liabilities assumed do not constitute a business, the transaction is accounted for as an asset acquisition. Assets are recognized based on the cost, which generally includes the transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets' carrying amounts on the Company's books. The costs of asset acquisitions generally include the direct transaction costs of the asset acquisition. If the consideration given is not in the form of cash (that is, in the form of noncash assets, liabilities incurred, or equity interests issued), measurement is based on either the cost to the acquiring entity or the fair value of the assets (or net assets) acquired, whichever is more clearly evident and, thus, more reliably measurable. The cost of a group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair value and does not give rise to goodwill.

Goodwill

(l)       Goodwill

           Goodwill represents the excess of the purchase price of acquired businesses over the estimated fair value assigned to the individual assets acquired and liabilities assumed. The Company does not amortize goodwill but instead test goodwill for impairment at least annually in the fourth quarter. The Company performs impairment tests between scheduled annual tests if facts and circumstances indicate that it is more likely than not that the fair value of a reporting unit that has goodwill is less than its carrying value.

           The Company may first make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying value to determine whether it is necessary to perform the two-step goodwill impairment test. The qualitative impairment test considers various factors including macroeconomic conditions, industry and market conditions, cost factors, a sustained share price or market capitalization decrease, and any reporting unit specific events. If it is determined through the qualitative assessment that a reporting unit's fair value is more likely than not greater than its carrying value, the two-step impairment test is not required. If the qualitative assessment indicates it is more likely than not that a reporting unit's fair value is not greater than its carrying value, the Company proceeds to perform the two-step impairment test. The Company may also elect to proceed directly to the two step impairment test without considering such qualitative factors.

           The first step in a two-step impairment test is the comparison of the fair value of a reporting unit with its carrying amount, including goodwill. In accordance with the authoritative guidance over fair value measurements, the Company defines the fair value of a reporting unit as the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date. The Company primarily uses the income approach methodology of valuation, which includes the discounted cash flow method, to estimate the fair values of the reporting units.

           Significant management judgment is required when estimating the fair value of the reporting units including the forecasting of future operating results and the selection of discount and expected future growth rates that the Company uses in discounting cash flows. If the estimated fair value of a reporting unit exceeds its carrying value, goodwill is not impaired and no further analysis is required.

           If the carrying value of a reporting unit exceeds its estimated fair value in the first step, then the Company is required to perform the second step of the impairment test. In this step, the Company assigns the fair value of the reporting unit calculated in step one to all of the assets and liabilities of the reporting unit, as if a market participant just acquired the reporting unit in a business combination. The excess of the fair value of the reporting unit determined in the first step of the impairment test over the total amount assigned to the assets and liabilities in the second step of the impairment test represents the implied fair value of goodwill. If the carrying value of a reporting unit's goodwill exceeds the implied fair value of goodwill, the Company would record an impairment loss equal to the difference. If there is no such excess, no goodwill impairment is required.

           The Company performed a qualitative assessment for each of the reporting units in the fourth quarter of 2015 and concluded that it was not more likely than not that the fair value of each reporting unit was less than its carrying amount. Accordingly, the two-step goodwill impairment test for the Company's reporting units was not considered necessary.

Property, plant and equipment

(m)     Property, plant and equipment

           Property, plant and equipment is recorded at cost less accumulated depreciation. The cost of property, plant and equipment comprises its purchase price and any directly attributable costs, including interest costs capitalized during the period the asset is brought to its working condition and location for its intended use. The Company expenses repair and maintenance costs as incurred.

           Depreciation is computed on a straight-line basis over the following estimated useful lives:

Buildings	20 years
Leasehold improvements	Over the shorter of the lease term or their estimated useful lives
Machinery	5-10 years
Furniture, fixtures and equipment	5 years
Motor vehicles	5 years

           Costs incurred in constructing new facilities, including progress payments, capitalized interests and other costs relating to the construction, are capitalized and transferred to property, plant and equipment on completion and depreciation commences from that time.

           For property, plant and equipment that has been placed into service, but is subsequently idled temporarily, the Company continues to record depreciation expense during the idle period. The Company adjusts the estimated useful life of the idled assets if the estimated useful life has changed.

Solar Power Systems

(n)      Solar Power Systems

           Solar power systems are comprised of ground-mounted projects and roof top systems that the Company intends to hold for use. The solar power systems are stated at cost less accumulated depreciation. The cost consists primarily of direct costs incurred in various stages of development prior to the commencement of operations. For a self-developed solar power system, the actual cost capitalized is the amount of the expenditure incurred for the application of the feed-in tariff ("FIT") or other similar contracts, permits, consents, construction costs, interest costs capitalized, and other costs capitalized. For a solar power system acquired from third parties, the initial costs include the consideration transferred and certain direct acquisition costs. Expenditures for major additions and improvements are capitalized and minor replacements, maintenance, and repairs are charged to expense as incurred.

           When Solar power systems is retired, or otherwise disposed of, the cost and accumulated depreciation is removed from the balance sheets and any resulting gain or loss is included in the results of operations for the respective period. Depreciation is recognized using the straight-line method over the estimated useful lives of the solar power systems of 20 to 25 years.

Intangible assets

(o)      Intangible assets

           Intangible assets primarily represent the technical know-how and computer software purchased from third parties. Intangible assets are recorded at fair value at the time of acquisition less accumulated amortization, if applicable. Amortization is recorded according to the following table on a straight-line basis for all intangible assets:

Power purchase agreement ("PPA")	Over the estimated useful lives
Technical know-how	10 years
Computer software	1-10 years

Prepaid land use rights

(p)      Prepaid land use rights

           Prepaid land use rights represent amounts paid for the Company's lease for the use right of lands located in China ("PRC") and Japan. Amounts are charged to earnings ratably over the lease periods of 20 to 50 years.

Investments in affiliates

(q)      Investments in affiliates

           The Company accounts for the investments in affiliates using either the cost or equity method of accounting depending upon whether the Company has the ability to exercise significant influence over the affiliates. As part of this evaluation, the Company considers the participating and protective rights in the affiliates as well as its legal form. The Company records the cost method investments at historical cost and subsequently record any dividends received from the net accumulated earnings of the investee as income. Dividends received in excess of earnings are considered a return of investment and are recorded as reductions in the cost of the investment. The Company uses the equity method of accounting for the investments when the Company has the ability to significantly influence the operations or financial activities of the investee. The Company records the equity method investments at historical cost and subsequently adjusts the carrying amount each period for share of the earnings or losses of the investee and other adjustments required by the equity method of accounting. Dividends received from the equity method investments are recorded as reductions in the cost of such investments.

           Investments are evaluated for impairment when facts or circumstances indicate that the fair value of the investment is less than its carrying value. An impairment is recognized when a decline in fair value is determined to be other-than-temporary. The Company reviews several factors to determine whether a loss is other-than-temporary. These factors include, but are not limited to, the: (i) nature of the investment; (ii) cause and duration of the impairment; (iii) extent to which fair value is less than cost; (iv) financial conditions and near term prospects of the affiliates; and (v) ability to hold the security for a period of time sufficient to allow for any anticipated recovery in fair value. During the years ended December 31, 2013, 2014 and 2015, the Company recorded no impairment charges on its investments.

Impairment of long-lived assets

(r)       Impairment of long-lived assets

           The Company assesses the recoverability of the carrying value of long-lived assets when an indicator of impairment has been identified. The Company reviews the long-lived assets each reporting period to assess whether impairment indicators are present. For purposes of recognition and measurement of an impairment loss, a long-lived asset or assets is grouped with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities. For long-lived assets, when impairment indicators are present, the Company compares undiscounted future cash flows, including the eventual disposition of the asset group at market value, to the asset group's carrying value to determine if the asset group is recoverable. Assessments also consider changes in asset group utilization, including the temporary idling of capacity and the expected timing of placing this capacity back into production. If the sum of the expected undiscounted cash flows is less than the carrying amount of the assets, the Company will recognize an impairment loss based on the fair value of the assets. The Company recorded impairment charges for property, plant and equipment of $3,665, $1,573 and $6,992 for the years ended December 31, 2013, 2014 and 2015, respectively.

Interest capitalization

(s)       Interest capitalization

           The Company capitalizes interest costs as part of the historical costs of acquiring or constructing certain assets during the period of time required to get the assets ready for their intended use or sell the asset to a customer. The Company capitalizes interest costs to the extent that expenditures to acquire, construct, or develop an asset have occurred and interest costs have been incurred. Interest capitalized for property, plant and equipment, or solar power systems is depreciated over the estimated useful life of the related asset, as the qualifying asset is placed into service. The interest capitalized for project assets forms part of the cost of revenues when such project assets are sold and all revenue recognition criteria are met. Interest capitalization ceases once a project is substantially complete or no longer undergoing construction activities to prepare it for its intended use.

Assets retirement obligation

(t)       Assets retirement obligation

           Certain jurisdictions in which the Company's project assets are located or certain land lease agreements require the removal of the solar power systems when the project is decommissioned. ARO for the estimated costs of decommissioning associated with long-lived assets at a future date are accounted for in accordance with ASC 410-20, Asset Retirement Obligations ("ASC 410-20"). ASC 410-20 requires an entity to recognize the fair value of a liability for an ARO in the period in which it is incurred and a reasonable estimate of fair value can be made. Upon initial recognition of a liability for an ARO, the asset retirement cost is capitalized by increasing the carrying amount of the related long-lived asset by the same amount. Over time, the liability is accreted to its expected future value, while the capitalized cost is depreciated over the useful life of the related asset. The Company's ARO included in solar power systems were nil and $7,574 as of December 31, 2014 and 2015, respectively.

Contingencies

(u)      Contingencies

           Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. If a potential material loss contingency is not probable but is reasonably possible, or is probable but the amount cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material, is disclosed. Legal costs incurred in connection with loss contingencies are expensed as incurred.

Income taxes

(v)       Income taxes

           Deferred income taxes are recognized for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, net tax loss carry-forwards and credits using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws of the relevant taxing authorities. The components of the deferred tax assets and liabilities are individually classified as current and non-current based on the characteristics of the underlying assets and liabilities, or the expected timing of their use when they do not relate to a specific asset or liability.

           Income tax expense includes (i) deferred tax expense, which generally represents the net change in the deferred tax asset or liability balance during the year plus any change in valuation allowances; (ii) current tax expense, which represents the amount of tax currently payable to or receivable from a taxing authority; and (iii) non-current tax expense, which represents the increases and decreases in amounts related to uncertain tax positions from prior periods and not settled with cash or other tax attributes. The Company only recognizes tax benefits related to uncertain tax positions when such positions are more likely than not of being sustained upon examination. For such positions, the amount of tax benefit that the Company recognizes is the largest amount of tax benefit that is more than fifty percent likely of being sustained upon the ultimate settlement of such uncertain tax position. The Company records penalties and interests associated with the uncertain tax positions as a component of income tax expense.

Revenue recognition

(w)      Revenue recognition

Solar power products

           The Company recognizes revenues for solar product sales when persuasive evidence of an arrangement exists, delivery of the product has occurred and title and risk of loss has passed to the customers, the sales price is fixed or determinable and the collectability of the resulting receivable is reasonably assured. If collectability is not reasonably assured, the Company recognizes revenue only upon collection of cash. Revenues also include reimbursements received from customers for shipping and handling costs. Sales agreements typically contain the customary product warranties but do not contain any post-shipment obligations nor any return or credit provisions.

           A majority of the Company's contracts provide that products are shipped under the term of free on board ("FOB"), ex-works, or cost, insurance and freight ("CIF") and delivered duty paid ("DDP"). Under FOB, the Company fulfills its obligation to deliver when the goods have passed over the ship's rail at the named port of shipment. The customer has to bear all costs and risks of loss or damage to the goods from that point. Under ex-works, the Company fulfills its obligation to deliver when it has made the goods available at its premises to the customer. The customer bears all costs and risks involved in taking the goods from the Company's premises to the desired destination. Under CIF, the Company must pay the costs, marine insurance and freight necessary to bring the goods to the named port of destination but the risk of loss of or damage to the goods as well as any additional costs due to events occurring after the time the goods have been delivered on board the vessel, is transferred to the customer when the goods pass the ship's rail in the port of shipment. Under DDP, the Company is responsible for making a safe delivery of goods to a named destination, paying all transportation expenses and the duty. The Company bears the risks and costs associated with supplying the goods to the delivery location.

           As of December 31, 2013, 2014 and 2015, the Company had inventories of $8.2 million, $7.5 million and $7.3 million, respectively, relating to sales to customers where revenues were not recognized because the collection of payment was not reasonably assured. The delivered products remain as inventories on consolidated balance sheets, regardless of whether title has been transferred. In such cases, the Company recognizes revenue, adjusts inventories and recognizes cost of revenues when payment is collected from customers.

           Revenues from sales to customers are recorded net of estimated returns.

           The Company enters into toll manufacturing arrangements in which the Company receives cells and returns finished modules. In such cases, the title of the cells received and risk of loss remains with the seller. As a result, the Company does not recognize inventory on the consolidated balance sheets. The Company recognizes a service fee as revenue when the processed modules are delivered. During the years ended December 31, 2013, 2014 and 2015, the Company recognized revenue of $13,953, $16,578 and $6,764, respectively, under toll manufacturing arrangements.

EPC services and development services

           The Company uses the percentage-of-completion method to recognize revenues for which the Company provides EPC services and development services, unless the Company cannot make reasonably dependable estimates of the costs to complete the contract, in which case the Company would use the completed contract method. The percentage-of-completion method is considered appropriate in circumstances in which reasonably dependable estimates can be made and in which all the following conditions exist: (i) contracts executed by the parties normally include provisions that clearly specify the enforceable rights regarding goods or services to be provided and received by the parties, the consideration to be exchanged, and the manner and terms of settlement; (ii) the buyer can be expected to satisfy all obligations under the contract; and (iii) the contractor can be expected to perform all contractual obligations. The Company uses the cost-to-cost method to measure the percentage of completion and recognize revenue based on the estimated progress to completion. The Company periodically revises its profit estimates based on changes in facts, and immediately recognizes any losses that are identified on contracts. Incurred costs include all direct material, labor, subcontractor cost, and other associated costs. The Company recognizes job material costs as incurred costs when the job materials have been permanently attached or fitted to the solar power projects as required by the engineering design. The construction periods normally extend beyond six months and less than one year.

           The percentage-of-completion method of revenue recognition requires the Company to make estimates of net contract revenues and costs to complete contracts. In making such estimates, management judgments are required to evaluate significant assumptions including the amount of net contract revenues, the cost of materials and labor, expected labor productivity, the impact of potential variances in schedule completion, and the impact of any penalties, claims, change orders, or performance incentives.

           If estimated total costs on any contract are greater than the net contract revenues, the Company recognizes the entire estimated loss in the period the loss becomes known. The cumulative effect of the revisions to estimates related to net contract revenues and costs to complete contracts, including penalties, claims, change orders, performance incentives, anticipated losses, and others are recorded in the period in which revisions to the estimates are identified and the amounts can be reasonably estimated. The effect of the changes on future periods are recognized as if the revised estimates had been used since revenue was initially recognized under the contract. Such revisions could occur in any reporting period, and the effects may be material depending on the size of the contracts or the changes in estimates.

Solar power projects

           The Company recognizes revenue from the sale of project assets in accordance with ASC 360-20, Real Estate Sales. For these transactions, the Company has determined that the project assets, which represent the costs of constructing solar power projects, represent "integral" equipment and as such, the entire transaction is in substance the sale of real estate and subject to the revenue recognition guidance under ASC 360-20 Real Estate Sales. The Company records the sale as revenue using one of the following revenue recognition methods, based upon evaluation of the substance and form of the terms and conditions of such real estate sales arrangements:

(i)

Full accrual method. The Company records revenue for certain sales arrangements after construction of discrete portions of a project or after the entire project is substantially complete. The Company recognizes revenue and profit using the full accrual method when all of the following requirements are met: (a) the sales are consummated; (b) the buyer's initial and continuing investments are adequate to demonstrate its commitment to pay; (c) the receivable is not subject to any future subordination; and (d) the Company has transferred the usual risk and rewards of ownership to the buyer. Specifically, the Company considers the following factors in determining whether the sales have been consummated: (a) the parties are bound by the terms of a contract; (b) all consideration has been exchanged; (c) permanent financing for which the seller is responsible has been arranged; and (d) all conditions precedent to closing have been performed, and the Company does not have any substantial continuing involvement with the project.

(ii)

Percentage-of-completion method. The Company applies the percentage-of-completion method, as further described below, to certain real estate sales arrangements where the Company conveys control of land or land rights, (a) when a sale has been consummated; (b) the Company has transferred the usual risks and rewards of ownership to the buyer; (c) the initial and continuing investment criteria have been met; (d) the Company has the ability to estimate its costs and progress toward completion, and (e) all other revenue recognition criteria have been met. The initial and continuing investment requirements, which demonstrate a buyer's commitment to honor their obligations for the sales arrangement, can typically be met through the receipt of cash or an irrevocable letter of credit from a highly creditworthy lending institution. When evaluating whether the usual risks and rewards of ownership have transferred to the buyer, the Company considers whether it has or may be contingently required to have any prohibited forms of continuing involvement with the project. Prohibited forms of continuing involvement in a real estate sales arrangement may include the Company retaining risks or rewards associated with the project that are not customary with the range of risks or rewards that an EPC contractor may assume.

(iii)

Installment method. Depending on whether the initial and continuing investment requirements have been met, and whether collectability from the buyer is reasonably assured, the Company may align its revenue recognition and release of project assets or deferred project costs to cost of sales with the receipt of payment from the buyer if the sale has been consummated and the Company has transferred the usual risks and rewards of ownership to the buyer.

(iv)

Financing method. On occasion the Company sells an interest in the project assets to a third party with an option to repurchase those assets in the future. The Company considers that there are continuing involvements in the projects, and thus no profit or sales is recognized. All the project assets remain on the Company's consolidated balance sheets. The total proceeds from the buyers are reflected as other non-current liabilities on the consolidated balance sheets. The buyer's shares of earnings in the projects, during each period are reflected as interest expenses with a corresponding increase to the respective financing liabilities. Further distributions from the partnership are reflected as a decrease to the other non-current liabilities. As of December 31, 2015, the Company recorded $3.2 million included in other non-current liabilities on the consolidated balance sheet. There were no distributions during the year ended December 31, 2015.

           During 2013, 2014 and 2015, the Company recognized $211,123, $754,210 and $557,132 of revenue from the sale of solar power projects using the full accrual method and recognized $81,234, $137,726 and $863 from sales of power projects using percentage-of-completion method, respectively.

           The Company allocates revenue for transactions involving multiple-element arrangements to each unit of accounting on a relative fair value basis. The Company estimates fair value on each unit of accounting on the following basis (i) vendor-specific objective evidence of selling price, if it exists, otherwise, (ii) third-party evidence of selling price. If neither (i) nor (ii) exists, management's best estimate of the selling price for that unit of accounting is used. The Company recognizes revenue for each unit of accounting when the revenue recognition criteria have been met.

Electricity revenue

           Electricity revenue is generated primarily from various non-affiliated parties under long-term PPAs and performance based energy incentives. The Company recognizes electricity revenue when persuasive evidence of an arrangement exists, electricity has been generated and transmitted to the grid, the price of electricity is fixed or determinable and the collectability of the resulting receivable is reasonably assured.

           Performance-based energy incentives are awarded under certain state programs for the delivery of renewable electricity. The Company recognizes performance-based energy incentives of electricity revenue generated from solar power systems when the condition attached to it has been met and there is reasonable assurance that the grant will be received. During the years ended December 31, 2013, 2014 and 2015, the Company recognized performance-based energy incentives of $1.2 million, $2.0 million, and $16.1 million related to electricity generated from solar power systems in revenue.

           Certain PPAs are accounted for as operating leases in accordance with ASC 840-20, Operating leases. Minimum lease payments are recognized over the term of the lease and contingent rents are recorded when the achievement of the contingency becomes probable in accordance with the U.S. GAAP. None of the Company's operating leases have minimum lease payments, so revenue from these contracts is recognized as energy and any related renewable energy attributes are delivered. During the years ended December 31, 2013, 2014 and 2015, the total lease income recognized were nil, nil, and $6.1 million related to PPAs, respectively.

Shipping and handling costs

(x)      Shipping and handling costs

           Payments received from customers for shipping and handling costs are included in net revenues. Shipping and handling costs relating to sales of $33,938, $55,671 and $73,008, are included in selling expenses for the years ended December 31, 2013, 2014 and 2015, respectively.

Research and development	(y) Research and development Research and development costs are expensed when incurred and amounted to $11,685, $12,057 and $17,056 for the years ended December 31, 2013, 2014 and 2015, respectively.
Advertising expenses	(z) Advertising expenses Advertising expenses are expensed when incurred and amounted to $4,669, $6,581 and $5,953 for the years ended December 31, 2013, 2014 and 2015, respectively.
Warranty cost

(aa)    Warranty cost

           Before June 2009, the Company typically sold its standard solar modules with a two-year guarantee for defects in materials and workmanship and a 10-year and 25-year warranty against declines of more than 10% and 20%, respectively, from the initial minimum power generation capacity at the time of delivery. In June 2009, the Company increased its warranty against defects in materials and workmanship to six years.

           Effective August 1, 2011, the Company has increased its warranty against defects in materials and workmanship to ten years and the Company guarantee that, for a period of 25 years, its standard solar modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output; (ii) from year 2 to year 24, the actual annual power output decline of the module will be no more than 0.7%; and (iii) by the end of year 25, the actual power output of the module will be no less than 80% of the labeled power output.

           Effective June 1, 2015, the Company guarantee that, for a period of 25 years, its polycrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output;(ii) from year 2 to year 24, the actual annual power output decline will be no more than 0.7%; and(iii) by the end of year 25, the actual power output of the module will be no less than 80.7% of the labeled power output.

           Effective June 1, 2015, the Company guarantee that, for a period of 25 years, its monocrystalline modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97% of the labeled power output;(ii) from year 2 to year 24, the actual annual power output decline will be no more than 0.7%; and (iii) by the end of year 25, the actual power output of the module will be no less than 80.2% of the labeled power output. In addition, effective January 1, 2015, the Company lengthened the warranty against decline in its Dymond modules to 30 years and the Company guarantee that, for a period of 30 years, the Dymond modules will maintain the following performance levels: (i) during the first year, the actual power output of the module will be no less than 97.5% of the labeled power output; (ii) from year 2 to year 29, the actual annual power output decline will be no more than 0.5%; and(iii) by the end of year 30, the actual power output of the module will be no less than 83% of the labeled power output.

           In resolving claims under the workmanship warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. In resolving claims under the performance warranty, the Company has the right to repair or replace solar modules, at the Company's option.

           For utility-scale solar power projects built by the Company, the Company provides a limited workmanship or balance of system warranty against defects in engineering design, installation and construction under normal use, operation and service conditions for a period of up to five years following the energizing of the solar power plant. In resolving claims under the workmanship or balance of system warranty, the Company has the option of remedying through repair, refurbishment or replacement of equipment. The Company has entered into similar workmanship warranties with its suppliers to back up its warranties.

           The Company maintains warranty reserves to cover potential liabilities that could arise under these guarantees and warranties. Due to limited warranty claims to date, the Company accrues the estimated costs of warranties based on an assessment of its competitors' and its own actual claim history, industry-standard accelerated testing, estimates of failure rates from the Company's quality review, and other assumptions that the Company believes to be reasonable under the circumstances. Actual warranty costs are accumulated and charged against the accrued warranty liability. To the extent that accrual for warranty costs differs from the estimates, the Company will prospectively revise its accrual rate. The Company currently records a 1% warranty provision against the revenue for sales of solar power products.

           In April 2010, the Company began entering into agreements with a group of insurance companies with high credit ratings to back up its warranties. Under the terms of the insurance policies, which are designed to match the terms of its solar module product warranty policy, the insurance companies are obliged to reimburse the Company, subject to certain maximum claim limits and certain deductibles, for the actual product warranty costs that the Company incurs under the terms of its solar module product warranty policy. The Company records the insurance premiums initially as prepaid expenses and amortizes them over the respective policy period of one year. Each prepaid policy provides insurance against warranty costs for panels sold within that policy year. The unamortized carrying amount is $1,083, $1,196 and $1,921 as of December 31, 2013, 2014 and 2015, respectively and was included as a component of prepaid expenses and other current assets.

           The warranty obligations the Company records relate to defects that existed when the product was sold to the customer. The event which the Company is insured against through its insurance policies is the sale of products with these defects. Accordingly, the Company views the insured losses attributable to the shipment of defective products covered under its warranty as analogous to potential claims, or claims that have been incurred as of the product ship date, but not yet reported. The Company expects to recover all or a portion of its obligation through insurance claims. Therefore, the Company's accounting policy is to record an asset for the amount determined to be probable of recovery from the insurance claims (not to exceed the amount of the total losses incurred), consistent with the guidance set forth at ASC 410-30.

           The Company considers the following factors in determining whether an insurance receivable that is probable and recoverability can be reasonably estimated: (i) reputation and credit rating of the insurance company; (ii) comparison of the solar module product warranty policy against the terms of the insurance policies, to ensure valid warranty claims submitted by customers will be covered by the policy and therefore reimbursed by the insurance companies; and (iii) with respect to specific claims submitted, written communications from the insurance company are monitored to ensure the claim has been promptly submitted to and accepted by the insurance company, and reimbursements have been subsequently collected. The successfully processed claims provide further evidence that the insurance policies are functioning as anticipated.

           To the extent uncertainties regarding the solvency of insurance carriers or the legal sufficiency of insurance claims (including if they became subject to litigation) were to arise, the Company will establish a provision for uncollectible amounts based on the specific facts and circumstances. To date, no provision had been determined to be necessary. In addition, to the extent that accrual for warranty costs differs from the estimates and the Company prospectively revises its accrual rate, this change may result in a change to the amount expected to be recovered from insurance.

           As the warranty obligation and related recovery asset do not meet the criteria for offsetting, the gross amounts are reported in the Company's consolidated balance sheets. The asset is expected to be realized over the life of the warranty obligation, which is 25 years and is treated as a non-current asset consistent with the underlying warranty obligation. When a specific claim is submitted, and the corresponding insurance proceeds will be collected within twelve months of the balance sheet date, the Company will reclassify that portion of the receivable as being current. The insurance receivable amounts were $43,402 and $56,605 at the end of 2014 and 2015, respectively, and were included as a component of other non-current assets.

           The Company made downward adjustments to its accrued warranty costs of $9,070 and other non-current assets of $5,024, for the year ended December 31, 2015, to reflect the general declining trend of the average selling price of solar modules, which is a primary input into the estimated warranty costs. Accrued warranty costs (net effect of adjustments) of $(16,465), $18,570 and $15,876 are included in cost of revenues for the years ended December 31, 2013, 2014 and 2015, respectively.

Redeemable non-controlling interests

(ab)    Redeemable non-controlling interests

           Redeemable non-controlling interests are equity interests in common stock of consolidated subsidiaries that have redemption features that are not solely within the Company's control. These interests are classified as temporary equity because their redemption is considered probable. These interests are measured at the greater of estimated redemption value at the end of each reporting period or the initial carrying amount of the redeemable non-controlling interests adjusted for cumulative earnings allocations.

Foreign currency translation

(ac)     Foreign currency translation

           The United States dollar ("U.S. dollar" or "$"), the currency in which a substantial amount of the Company's transactions are denominated, is used as the functional and reporting currency of CSI. Monetary assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the U.S. dollar during the year are converted into the U.S. dollar at the applicable rates of exchange prevailing on the transaction date. Transaction gains and losses are recognized in the consolidated statements of operations. Gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities are not recognized in earnings, but are included as a component of other comprehensive income.

           The financial records of certain of the Company's subsidiaries are maintained in local currencies other than the U.S. dollar, such as Renminbi ("RMB"), Euro, Canadian dollar ("CAD") and Japanese yen, which are their functional currencies. Assets and liabilities are translated at the exchange rates at the balance sheet date, equity accounts are translated at historical exchange rates and revenues, expenses, gains and losses are translated using the average rate for the year. Translation adjustments are reported as foreign currency translation adjustment and are shown as a separate component of other comprehensive income in the statements of comprehensive income.

Comprehensive income

(ad)    Comprehensive income

           Comprehensive income includes all changes in equity except those resulting from investments by owners and distributions to owners. For the years presented, total comprehensive income included (i) net income, (ii) foreign currency translation adjustments, (iii) gains and losses on intra-entity foreign currency transactions that are of a long-term-investment nature (that is, settlement is not planned or anticipated in the foreseeable future) between consolidated entities, and (iv) the unrealized gains or losses (effective portion) on derivative instruments that qualify for and have been designated as cash flow hedges.

Foreign currency risk

(ae)     Foreign currency risk

           The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China foreign exchange trading system market. The Company's cash and cash equivalents and restricted cash denominated in RMB amounted to $497,510, $574,531 and $722,734 as of December 31, 2013, 2014 and 2015, respectively.

Concentration of credit risk

(af)     Concentration of credit risk

           Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents, restricted cash, accounts receivable, advances to suppliers and amounts due from related parties.

           All of the Company's cash and cash equivalents are held with financial institutions that Company management believes to have high credit quality.

           The Company conducts credit evaluations of customers and generally does not require collateral or other security from its customers. The Company establishes an allowance for doubtful accounts primarily based upon the age of the receivables and factors surrounding the credit risk of specific customers. With respect to advances to suppliers, such suppliers are primarily suppliers of raw materials. The Company performs ongoing credit evaluations of its suppliers' financial conditions. The Company generally does not require collateral or security against advances to suppliers, however, it maintains a reserve for potential credit losses and such losses have historically been within management's expectation.

           The prepayments made by the Company are unsecured and expose the Company to supplier credit risk. As of December 31, 2014 and 2015, gross prepayments made to individual suppliers in excess of 10% of total advances to suppliers are as follows:

	At December 31, 2014	At December 31, 2015
	$	$
Supplier A	16,268	18,260
Supplier B	10,459	9,086

Fair Value of Financial Instruments

(ag)    Fair Value of Financial Instruments

           The Company applies authoritative guidance for fair value measurements for its financial assets and liabilities. The guidance defines fair value as an exit price representing the amount that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants. The guidance also establishes a fair value hierarchy, which prioritized the inputs used in measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

        Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets. The Company's restricted cash balance for all periods presented uses level one fair value inputs.

        Level 2—Inputs reflect quoted prices for identical assets or liabilities in markets that are not active; quoted prices for similar assets or liabilities in active markets; inputs other than quoted prices that are observable for the assets or liabilities; or inputs that are derived principally from or corroborated by observable market data by correlation or other means.

        Level 3—Unobservable inputs reflecting the Company's own assumptions incorporated in valuation techniques used to determine fair value. These assumptions are required to be consistent with market participant assumptions that are reasonably available.

Derivatives instruments and hedging activity

(ah)    Derivatives instruments and hedging activity

           The Company's primary objective for holding derivative financial instruments is to manage risks. Depending on the terms of the specific derivative instruments and market conditions, some of the Company's derivative instruments may be assets and others liabilities at any particular point in time. The recognition of gains or losses resulting from changes in fair value of these derivative instruments is based on the use of each derivative instrument and whether it qualifies for hedge accounting.

           The Company enters into derivatives to hedge its foreign currency risk, exposure to losses from price adjustments of electricity and interest rate risk. When the Company determines to designate a derivative instrument as a cash flow hedge, the Company formally documents the hedging relationship and its risk management objective and strategy for undertaking the hedge, the hedging instrument, the hedged item, the nature of the risk being hedged, how the hedging instrument's effectiveness in offsetting the hedged risk will be assessed, and a description of the method of measuring ineffectiveness. The Company also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivative that is used in hedging transactions is highly effective in offsetting changes in cash flows of hedged items. The effective portion of gains and losses on derivatives designated as cash flow hedges are initially deferred in other comprehensive income before being recognized in the statements of operations in the same period as the hedged transactions are reflected in earnings. Gains and losses on derivatives that are not designated or fail to qualify as effective hedges are recognized in the statements of operations as incurred.

           Fair value of the derivative instruments is determined using pricing models developed based on the underlying price of the hedged items. The values are also adjusted to reflect nonperformance risk of the counterparty and the Company, as necessary.

Earnings (loss) per share

(ai)     Earnings (loss) per share

           Basic earnings (loss) per share is computed by dividing income (loss) attributable to holders of common shares by the weighted average number of common shares outstanding during the year. Diluted earnings (loss) per common share reflects the potential dilution that could occur if securities or other contracts to issue common shares were exercised or converted into common shares. Common share equivalents are not included in the calculation of dilutive earnings per share if their effects are anti-dilutive.

Share-based compensation

(aj)     Share-based compensation

           The Company's share-based compensation with employees, such as share options, restricted shares and restricted share units ("RSUs"), is measured at the grant date, based on the fair value of the award, and is recognized as compensation expense, net of estimated forfeitures, over the period during which an employee is required to provide service in exchange for the award, which is generally the vesting period.

Recently issued accounting pronouncements

(ak)    Recently issued accounting pronouncements

           In May 2014, the Financial Accounting Standards Board (or "FASB") issued Accounting Standards Updates (or "ASU") 2014-09, Revenue from Contracts with Customers (Topic 606), to clarify the principles of recognizing revenue and create common revenue recognition guidance between U.S. GAAP and International Financial Reporting Standards ("IFRS"). An entity has the option to apply the provisions of ASU 2014-09 either retrospectively to each prior reporting period presented or retrospectively with the cumulative effect of initially applying this standard recognized at the date of initial application. ASU 2014-09 is effective for fiscal years and interim periods within those years beginning after December 15, 2016, and early adoption is not permitted. In August, 2015, the FASB updated this standard to ASU 2015-14, the amendments in this Update defer the effective date of Update 2014 –09, that the Update should be applied to annual reporting periods beginning after December 15, 2017 and earlier application is permitted only as of annual reporting periods beginning after December 15, 2016, including interim reporting periods within that reporting period. The Company is still in the process of assessing the potential financial impact the adoption will have to the Company.

           In February 2015, the FASB issued ASU 2015-02, Consolidation (Topic 810)—Amendments to the Consolidation Analysis. ASU 2015-02 modifies existing consolidation guidance related to (i) limited partnerships and similar legal entities, (ii) the evaluation of variable interests for fees paid to decision makers or service providers, (iii) the effect of fee arrangements and related parties on the primary beneficiary determination, and (iv) certain investment funds. These changes are expected to limit the number of consolidation models and place more emphasis on risk of loss when determining a controlling financial interest. ASU 2015-02 is effective for fiscal years and interim periods within those years beginning after December 15, 2015. Early adoption is permitted. The Company is still in the process of assessing the potential financial impact to the Company.

           In April 2015, the FASB issued ASU 2015-03 as part of its simplification initiative. Under the ASU, an entity presents such costs in the balance sheet as a direct deduction from the related debt liability rather than as an asset. Amortization of the costs is reported as interest expense. The requirement to present debt issuance costs as a direct reduction of the related debt liability (rather than as an asset) is consistent with the presentation of debt discounts under U.S. GAAP. In August 2015, the FASB issued ASU 2015-15 related with the presentation and subsequent measurement of debt issuance costs associated with line-of-credit arrangements, under which the SEC staff stated it would not object to an entity deferring and presenting debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement, regardless of whether there are any outstanding borrowings on the line-of-credit arrangement. The Company plans to adopt the new standard for the year beginning January 1, 2016 retrospectively, and does not expect the adoption to have a significant net impact on the financial statements.

           In July, 2015, the FASB issued ASU 2015-11 as part of its simplification initiative. The ASU changes the way of measurement on inventory, which currently requires an entity to measure inventory at the lower of cost or market. The amendments in this Update require an entity to measure inventory within the scope of this Update at the lower of cost and net realizable value. The Company plans to adopt the new standard for the year beginning January 1, 2016, and is still in the process of assessing the potential financial impact to the Company.

           In September 2015, the FASB issued ASU2015- 16 related to the accounting for measurement period adjustments recognized in a business combination. Under the previous standard, when adjustments were made to amounts previously reported as part of a business combination during the measurement period, entities were required to revise comparative information for prior periods. Under the new standard, entities must recognize these adjustments in the reporting period in which the amounts are determined rather than retrospectively. The Company adopted the new standard during the fourth quarter of 2015, which did not have a significant impact on the financial statements.

           In November 2015, the FASB issued ASU2015-17 as part of its simplification initiative. To simplify the presentation of deferred income taxes, the amendments in this Update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. The Company plans to adopt the new standard for the year beginning January 1, 2016 retrospectively, and does not expect the adoption to have a significant net impact on the financial statements.

           In January 2016, the FASB issued ASU 2016-01, Financial Instruments—Overall (Subtopic 825-10)—Recognition and Measurement of Financial Assets and Financial Liabilities. ASU 2016-01 changes how entities measure certain equity investments and present changes in the fair value of financial liabilities measured under the fair value option that are attributable to their own credit. The guidance also changes certain disclosure requirements and other aspects of current U.S. GAAP. ASU 2016-01 is effective for fiscal years and interim periods within those years beginning after December 15, 2017, and certain provisions of the guidance may be early adopted. The Company is still evaluating the impact ASU 2016-01 will have on the consolidated financial statements and associated disclosures.

           In February 2016, the FASB issued ASU 2016-02, "Leases (Topic 842)". This update requires an entity to recognize lease assets and lease liabilities on the balance sheet and to disclose key information about the entity's leasing arrangements. ASU 2016-02 is effective for annual reporting periods, and interim periods therein, beginning after December 15, 2018, with early application permitted. A modified retrospective approach is required. The Company is currently evaluating the impact of the adoption this standard on its consolidated financial statements.

           In March 2016, the FASB issued ASU2016-09, "Compensation—Stock Compensation (Topic 718) Improvements to Employee Share-Based Payment Accounting". This guidance is intended to simplify the employee share-based payment accounting regarding several aspects, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. For public business entities, the amendments in this ASU are effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted for any entity in any interim or annual period. If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period. An entity that elects early adoption must adopt all of the amendments in the same period. The Company is in the process of evaluating the impact of the standard on its consolidated financial statements.